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                                                                    Exhibit 10.2


                          REGISTRATION RIGHTS AGREEMENT


                           DATED AS OF JULY ___, 2002

                                  BY AND AMONG

                        ENDURANCE SPECIALTY HOLDINGS LTD.

                                       AND

                      THE SHAREHOLDERS LISTED ON SCHEDULE A
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                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT is made as of July ___, 2002 (this "Agreement"), by and among Endurance Specialty Holdings Ltd., an exempt company incorporated under the laws of Bermuda (the "Company"), and the shareholders listed on Schedule A (the "Shareholders").

                                    RECITALS

      WHEREAS, Endurance Specialty Insurance Ltd., a Bermuda company ("Endurance"), and the Shareholders entered into a Registration Rights Agreement dated as of December 14, 2001 (the "Endurance Registration Rights Agreement") in connection with the formation and initial capitalization of Endurance;

      WHEREAS, the Shareholders have agreed, among other things, to exchange their Ordinary Shares, $1.00 par value, of Endurance for Ordinary Shares, $1.00 par value, of the Company (the "Ordinary Shares"), and their Class A Shares, $1.00 par value, of Endurance for Class A Shares, $1.00 par value, of the Company (the "Class A Shares" and, together with the Ordinary Shares, the "Shares") (the "Recapitalization"); and

      WHEREAS, in connection with the Recapitalization, the Company and the Shareholders desire to enter into a new agreement to establish the identical arrangement among the Company and the Shareholders that was established among Endurance and the Shareholders by the Endurance Registration Rights Agreement with respect to the subject matter thereof.

      NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

      1. DEFINITIONS.

            1.1 The following terms shall be defined as set forth below:

      "Affiliate" means, with respect to any Person, a Person that directly or indirectly controls, is controlled by or is under common control with such Person. For the purpose of this definition, the term "control" means the power to direct the management of an entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlled" and "controlling" have meanings correlative to the foregoing.

      "Agreement" has the meaning set forth in the first paragraph of this Agreement.
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      "Business Day" shall mean any day except a Saturday, Sunday or other day on which banks in any of Hamilton, Bermuda, or New York, New York are authorized or obligated by law or executive order to close.

      "Class A Shares" has the meaning set forth in the second recital above.

      "Company" has the meaning set forth in the first paragraph of this Agreement.

      "Demand Registrations" has the meaning set forth in Section 2.1.

      "Endurance" has the meaning set forth in the first recital above.

      "Endurance Registration Rights Agreement" has the meaning set forth in the first recital above.

      "Exchange Act" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

      "Form F-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation by reference in a registration statement of other documents filed by the Company with the SEC after the effective date of such registration.

      "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation by reference in a registration statement of other documents filed by the Company with the SEC after the effective date of such registration.

      "Ordinary Shares" has the meaning set forth in the second recital above.

      "Party" means the Company or a Shareholder, as the case may be.

      "Person" means any individual, partnership, corporation, limited liability company, joint venture, joint-stock company, trust, unincorporated organization, government (or an agency or political subdivision thereof) or other entity.

      "Piggyback Registration" has the meaning set forth in Section 3.1.

      "Qualified Holders" means Persons that at the time of such determination collectively hold at least 10% of the Registrable Securities outstanding as of the date hereof after giving effect to the consummation of the Recapitalization.

      "Qualified Public Offering" means an underwritten offering of Shares pursuant to a registration statement that is declared effective under the Securities Act with an aggregate offering price of at least $100 million.


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      "Recapitalization" has the meaning set forth in the second recital above.

      "Registrable Securities" means (a) any Shares issued by the Company upon the consummation of the Recapitalization in exchange for shares of Endurance,
(b) any Shares issuable upon the exercise of warrants issued by the Company upon the consummation of the Recapitalization in exchange for warrants to purchase shares of Endurance, and (c) any Shares issued (or issuable upon the exercise of any option, warrant, right or other security that is issued) with respect to any of the securities referred to in clauses (a) or (b) above by way of a stock dividend or stock split or in connection with a combination of Shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they have been distributed to the public pursuant to an offering registered under the Securities Act, (ii) they have been sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force) or (iii) at the time of any Demand Registration or Piggyback Registration, in either case, after the fifth anniversary of the consummation of the Company's first Qualified Public Offering, they constitute, together with all other Registrable Securities held by the holder thereof, less than any of the thresholds described in Rule 144(e)(1)(i), (ii) or (iii) (irrespective of whether the holder thereof is an "affiliate" as defined in Rule 144) and at such time, Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such holder's Registrable Securities during a three-month period without registration and without restrictions other than those set forth in paragraphs
(f) and (g) of Rule 144.

      For the purposes of this Agreement, a Person shall be deemed to be the holder of Registrable Securities, and the Registrable Securities shall be deemed to be outstanding and in existence, whenever such Person has the right to acquire such Registrable Securities upon conversion or exercise of any other securities held by such Person, whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of such Registrable Securities hereunder.

      "Registration Expenses" has the meaning set forth in Section 7(a).

      "Requesting Holders" has the meaning set forth in Section 2.3.

      "Rule 144" means Rule 144 promulgated by the SEC under the Securities Act.

      "SEC" means the United States Securities and Exchange Commission.

      "Securities Act" means the United States Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

      "Shareholders" has the meaning set forth in the first paragraph of this Agreement.

      "Shareholders Agreement" means the Shareholders Agreement, dated as of July ___, 2002, by and among the Company, Endurance and each of the shareholders and warrant holders listed on Schedule A thereto.


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      "Shares" has the meaning set forth in the second recital above and any shares of capital stock into which such Shares shall thereafter be changed.

      "Violation" has the meaning set forth in Section 8(a).

            1.2 All references to "$" or dollars shall mean United States
Dollars.

      2. DEMAND REGISTRATIONS.

            2.1 Requests for Registration. Following the consummation of the Company's first Qualified Public Offering, Qualified Holders may, subject to
Section 2.2, request registration under the Securities Act (on any available form that the Company shall choose in its sole discretion) of the sale of all or any portion of their Registrable Securities in a firm-commitment underwritten offering (each such registered offering, a "Demand Registration"). Each request for a Demand Registration shall specify the number of Registrable Securities requested to be registered. Within fourteen days after receipt of any such request, the Company shall give written notice of such requested registration to all other Shareholders and shall include as part of such Demand Registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within twenty-one days after the Company shall have given such notice.

            2.2 Number of Demand Registrations. The Company shall not be obligated to effect for the benefit of the holders of Registrable Securities more than two Demand Registrations on forms other than Form S-3 or Form F-3 under the Securities Act and shall not be obligated to effect more than five Demand Registrations (without regard to form) in the aggregate.

            2.3 Priority on Demand Registrations. If the managing underwriters in a Demand Registration advise the Company in writing that, in their opinion, the number of Registrable Securities requested to be included in such offering exceeds the number of securities which can be sold therein without adversely affecting the marketability of the offering and within a price range acceptable to the holders of a majority of the Registrable Securities requesting registration, the Company shall first include in such registration, prior to the inclusion of any securities that are not Registrable Securities, the Registrable Securities requested to be included that in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the holders thereof on the basis of the amount of Registrable Securities owned by each such holder. In the event that the Registrable Securities to be included in a Demand Registration shall be reduced by virtue of the immediately preceding sentence, the Company shall deliver to each holder of Registrable Securities originally requesting inclusion of Registrable Securities in such registration (the "Requesting Holders") a notice of such reduction. Within 20 days of receiving such notice, the holders of a majority of the Registrable Securities held by the Requesting Holders and for which registration was requested shall be permitted to withdraw such request and, if so withdrawn, such registration shall not constitute a Demand


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Registration for purposes of this Agreement and the Company shall not be obligated to effect the same.

            2.4 Restrictions on Registration. Subject to the proviso below, the Company may postpone for up to 90 days the filing or the effectiveness of a registration statement for a Demand Registration if the Company reasonably believes that the Company may, in the absence of such postponement hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its shareholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto; provided, however, that the Company shall have the right to so postpone such filing or effectiveness only one time during any period of 12 consecutive months. Any such determination shall be evidenced by a resolution of the Board of Directors of the Company and delivered at such time to the Requesting Holders.

            2.5 Selection of Underwriters. Subject to the approval of the Company (which approval shall not be unreasonably withheld, conditioned or delayed), the holders of a majority of the Registrable Securities included in a Demand Registration shall have the right to select the investment banker(s) and manager(s) to administer the offering in connection with such Demand Registration.

      3. PIGGYBACK REGISTRATIONS.

            3.1 Right to Piggyback. Following the consummation of the Company's first Qualified Public Offering, whenever the Company proposes to register the sale of any of its securities under the Securities Act in a firm-commitment underwritten offering (other than (i) pursuant to a Demand Registration, which shall be governed by Section 2, (ii) registrations related to employee benefit plans or Rule 145 transactions, (iii) registrations that do not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities or (iv) a registration in which the only securities being registered are Shares issuable upon conversion of debt securities of the Company that are also being registered) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice (but in no event less than 30 days prior to the proposed date of filing such registration) to all holders of Registrable Securities of its intention to effect such a registration and, subject to the terms hereof, shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within thirty days after the Company shall have given such notice.

            3.2 Priority on Piggyback Registrations. If the managing underwriters in a Piggyback Registration that includes a primary registration on behalf of the Company advise the Company in writing that, in their opinion, the number of securities requested to be included in such registration exceeds the number that can be sold therein without adversely affecting the marketability of the offering, the Company shall include in such registration (a) first, the


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securities the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration, pro rata among the respective holders thereof on the basis of the amount of Registrable Securities owned by each such Shareholder and (c) third, other securities requested to be included in such registration.

            3.3 Selection of Underwriters. The Company shall have the right to select the investment banker(s) and manager(s) to administer the offering in connection with any Piggyback Registration.

      4. HOLDBACK AGREEMENTS. To the extent required by the managing underwriters, no holder of Registrable Securities shall effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, or engage in any hedging transactions relating to the same, during (i) with respect to a Qualified Public Offering, the 180-day period beginning on the effective date of the registration statement relating thereto (or such shorter time period imposed on any of the Company's directors, officers or holders of 5% or more of the Company's capital shares) or (ii) with respect to (x) any Demand Registration or (y) any Piggyback Registration, in each case pursuant to which such holder's Registrable Securities are included, the 90-day period beginning on the date of the underwriting agreement relating thereto (or such shorter time period imposed on any of the Company's directors, officers or holders of 5% or more of the Company's capital shares).

      5. RULE 144 REPORTING. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its commercially reasonable efforts to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

            (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

            (c) so long as a Shareholder owns any Registrable Securities, furnish to such Shareholder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a shareholder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.


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      6. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and the sale of such Registrable Securities (including by making senior management available for a "road show" in any Demand Registration) in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

            (a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of time necessary to sell such shares but not to exceed 180 days;

            (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to complete the disposition of securities as contemplated by the applicable underwriting agreement; provided, however, that at any time, upon written notice and delivery of a resolution of the Board of Directors of the Company to such effect to the participating holders of Registrable Securities, the Company may suspend for up to 90 days the use or effectiveness of any registration statement if the Company reasonably believes that the Company may, in the absence of such suspension hereunder, be required under state or federal securities laws to disclose any corporate development the disclosure of which could reasonably be expected to have a material adverse effect upon the Company, its shareholders, a potentially significant transaction or event involving the Company, or any negotiations, discussions or proposals directly relating thereto; provided further, however, that the Company shall have the right to so suspend the use or effectiveness only one time during any period of 12 consecutive months;

            (c) cause all such Registrable Securities to be listed on each securities exchange and/or quotation system on which similar securities issued by the Company are then listed and/or quoted;

            (d) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

            (e) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the underwriters, if any, or the holders reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, furnishing such number of copies of such registration statement (including each preliminary prospectus) and such other documents as such underwriters or holders may reasonably request;

            (f) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months


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beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

            (g) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, the Company shall use its commercially reasonable efforts promptly to obtain the withdrawal of such order;

            (h) use commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and

            (i) use commercially reasonable efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

      7. REGISTRATION EXPENSES.

            (a) All expenses incident to the Company's performance of or compliance with this Agreement (whether with respect to a Demand Registration or Piggyback Registration), including, without limitation, all registration and filing fees, fees of any transfer agent and registrar, fees and expenses of compliance with securities or blue sky laws, printing expenses, fees and disbursements of counsel for the Company and its independent certified public accountants, fees and expenses of underwriters (excluding discounts and commissions attributable to the Registrable Securities included in such registration), the Company's internal expenses and the expenses and fees for listing the securities to be registered on each securities exchange or quotation system on which similar securities issued by the Company are then listed or quoted (all such expenses being herein called "Registration Expenses") shall be borne by the Company.

            (b) In connection with each Demand Registration and each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable and customary fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.


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      8. INDEMNIFICATION.

            (a) In connection with any Demand Registration or Piggyback Registration, the Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, the partners or officers, directors, equity holders and representatives of such holder, and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (joint or several) and expenses arising out of, based upon or caused by any of the following statements, omissions or violations (each, a "Violation"): (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws; and the Company will reimburse each such holder or controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case for any such loss, claim, damage, liability or action to the extent that it is caused by a Violation that occurs in reliance upon and in conformity with any information furnished in writing to the Company by such holder and not corrected by such holder prior to effectiveness of the registration statement or as a result of such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same.

            (b) In connection with any Demand Registration or Piggyback Registration in which a holder of Registrable Securities is participating, each such holder agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, equity holders and each Person who controls the Company (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (joint or several) and expenses arising out of, based upon or caused by any Violation, and such holder will reimburse the Company and each such Person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or expense, but only to the extent that such Violation is caused by any information furnished in writing by such holder and not corrected by such holder prior to effectiveness of the registration statement; provided, that, the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement; provided, further, that the indemnity agreement contained in this
Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder, which consent shall not be unreasonably withheld.

            (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's


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right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party's ability to defend such claim), and (ii) unless in the written opinion of legal counsel to such indemnified or indemnifying parties a conflict of interest between such indemnified and indemnifying parties exists with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall be obligated to pay the fees and expenses of one counsel (but not more than one) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

            (d) If the indemnification required by this Section 8 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 8:

                  i. The indemnifying party, in lieu of indemnifying such
            indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Sections 8(a) and 8(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  ii. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in
            Section 8(b)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.


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            (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any partner, officer, director or controlling Person of such indemnified party and shall survive the transfer of securities.

      9. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney and other documents required under the terms of such underwriting arrangements; provided, however, that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except to the extent of the indemnification provided in Section 8.

      10. MISCELLANEOUS.

            10.1 Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The Parties agree and acknowledge that money damages are not an adequate remedy for any breach of the provisions of this Agreement and that any Party is entitled to specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

            10.2 Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of (a) the Company and (b) the holders of a majority of the Registrable Securities then outstanding, provided, that no such amendment or waiver can be effected without the prior written consent of all holders of Registrable Securities if (i) such amendment or waiver would provide a benefit to consenting holders of Registrable Securities not shared on a proportionate basis with all holders of Registrable Securities or (ii) such amendment or waiver would operate to the detriment of the holders of Registrable Securities that do not consent thereto relative to the holders of Registrable Securities that consent.

            10.3 Successors, Assigns and Subsequent Holders. (a) All covenants and agreements in this Agreement by or on behalf of any of the Parties hereto shall bind and inure to the benefit of the respective successors and the permitted assigns of the Parties hereto.

            (b) The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a holder of Registrable Securities to a transferee of such securities.


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            (c) No assignment or transfer pursuant to this Section 10.3 shall be effective unless (i) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement and the Shareholders Agreement.

            10.4 Aggregation of Shares. All Registrable Securities held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

            10.5 Entire Agreement. This Agreement (together with the Schedule hereto) constitutes the entire agreement and understanding among the Parties and their respective Affiliates with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions, understandings, term sheets, offering memorandums or letters of intent between or among any of the Parties with respect to such subject matter. Each Party agrees that the Endurance Registration Rights Agreement is hereby terminated and of no further force or effect, and each Party further agrees that any provision therein purporting to survive termination shall be ineffective and unenforceable.

            10.6 Severability. Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

            10.7 Termination. Except for the provisions of Section 8, this Agreement shall terminate and be of no further force and effect when no Party holds Registrable Securities.

            10.8 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given (a) when delivered personally, (b) if transmitted by facsimile, when confirmation of transmission is received, (c) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third Business Day after mailing or
(d) if sent by reputable overnight courier service, when received; and shall be addressed as follows:

If to the Company:                          with a copy to:

Endurance Specialty Holdings Ltd.           Endurance Specialty Holdings Ltd.
Cedar House                                 48 Par-la-Ville Road, Suite 784
41 Cedar Avenue                             Hamilton HM 11, Bermuda
Hamilton HM12, Bermuda                      Attention: Chief Executive
Attention: The Secretary                    Officer/President
Facsimile: 441-292-8666                     Facsimile:  441-278-0401

If to the Holders of Registrable
Securities:

at their respective addresses set forth
on Schedule A attached hereto.

            10.9 Governing Law. This Agreement (together with the Schedule hereto) shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York shall control the interpretation and construction of this Agreement (and all schedules and exhibits hereto), even though under that jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

            10.10 Submission to Jurisdiction; Waiver of Jury Trial. (a) Each of the Parties hereby irrevocably agrees that any suit, action or proceeding arising out of or related to this Agreement, or any of the transactions contemplated hereby, shall be brought only in the United States District Court for the Southern District of New York or the Supreme Court of New York located in New York City and the specific choice from among the foregoing shall be determined by the Party initiating such suit, action or proceeding. To the extent permissible by law, each Party hereby consents to the personal jurisdiction and venue of such courts and hereby waives any and all claims and objections that any such court is an inconvenient forum.

            (b) EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN OR AMONG ANY OF THE PARTIES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            10.11 Attorneys' Fees. In the event of any action or suit based upon or arising out of any actual or alleged breach by any Party of any provision of this Agreement, the prevailing Party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the losing Party, in addition to any other relief ordered by the court.

            10.12 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original instrument, but all of which together shall constitute one and the same instrument, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties.

            10.13 Headings. The Article and Section headings contained in this Agreement are for convenience only and shall not affect the meaning or interpretation of this Agreement.

            10.14 Other Registration Rights. The Company shall not grant any other registration rights to any Person (or register any Shares or other securities of the Company held by any Person, other than in the case of any Shareholder, pursuant to a Demand Registration or Piggyback Registration) without the consent of the holders of a majority of the Registrable Securities not receiving such registration rights (or in the case of any other registration, without the consent of the holders of a majority of the Registrable Securities not given the opportunity to participate), it being understood that (i) this Section 10.14 shall not limit the ability of the Company to register any primary offering of securities made by it and (ii) this
Section 10.14 shall not be construed to limit in any manner the ability of the Company to register the sale of any securities without providing for Piggyback Registrations in transactions that are specifically set forth in Section 3.1 as being excluded from transactions with respect to which Piggyback Registrations are required to be offered.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed the day and year first above written.

                                ENDURANCE SPECIALTY
                                HOLDINGS LTD.

                                By:  ____________________________
                                     Name:  Kenneth J. LeStrange
                                     Title: Chief Executive Officer



                                SHAREHOLDERS
                                AND WARRANT HOLDERS

                                By:  ____________________________
                                     Name:  Kenneth J. LeStrange
                                     Title: Attorney-in-Fact on behalf of the
                                            Persons listed on Schedule A hereto



                                 SIGNATURE PAGE
                                     TO THE
                          REGISTRATION RIGHTS AGREEMENT

                SCHEDULE A - HOLDERS OF REGISTRABLE SECURITIES

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Aon Pension Plan                                                      121,500
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601
Attention:  Jerome Hanner
--------------------------------------------------------------------------------
BG Investments, Ltd.                                                  352,480
The Zurich Centre
90 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention:  Mike Deevy
mike.deevy@bm.zurich.com
--------------------------------------------------------------------------------
Capital Z Financial Services Fund II, L.P.                            845,495
54 Thompson Street
New York, NY 10012
Attention: David Spuria
--------------------------------------------------------------------------------
Capital Z Financial Services Private Fund II, L.P.                      4,505
54 Thompson Street
New York, NY 10012
Attention: David Spuria
--------------------------------------------------------------------------------
Capital Z Investments, LLC                                            409,920
54 Thompson Street
New York, NY 10012
Attention:  David Spuria
--------------------------------------------------------------------------------
CCG Associates-AI, LLC                                                  1,069
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
CCG Associates-QP, LLC                                                 11,496
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com
--------------------------------------------------------------------------------
CCG GP Fund, LLC                                                        5,691
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com
--------------------------------------------------------------------------------
CCG Investment Fund-AI, LP                                              3,063
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove sbreedlove@goldengatecap.com
--------------------------------------------------------------------------------
CCG Investments (BVI), LP                                             228,681
One Embarcadero Center
33rd Floor
San Francisco, CA 94111
Attention:  Sue Breedlove
sbreedlove@goldengatecap.com
--------------------------------------------------------------------------------
Centre Strategic Investments Holdings Limited                         352,480
The Zurich Centre
90 Pitts Bay Road
Pembroke HM 08, Bermuda
Attention:  President

with a copy to:
Centre Group, LLC
One Chase Manhattan Plaza
New York, NY 10005
Attention:  General Counsel
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Combined Insurance Company of America                                 590,607
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner
--------------------------------------------------------------------------------
Combined Life Assurance Company of Europe Limited                      20,413
Merrion House
Merrion Road
Dublin 4, Ireland
--------------------------------------------------------------------------------
DLJ Growth Capital Overseas Partners, C.V.                            188,889
c/o DLJ Growth Capital, Inc.
Attn:  George Varughese
11 Madison Avenue
16th Floor
New York, NY 10010

With a copy to:
DLJ Merchant Banking Partners
11 Madison Avenue
16th Floor
New York, NY 10010
Attention:  Ivy Dodes
(F)  212/325-8256

and

Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attention:  Nancy L. Sanborn
(F)  212/450-3800
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette Securities Corporation, as Nominee        61,111
for Credit Suisse First Boston Private Equity, Inc., DLJ First
ESC, L.P., EMA 2001 Plan, L.P., Docklands 2001 Plan, L.P.,
Paradeplatz 2001 Plan, L.P. and CSFB 2001 Investors, L.P.
c/o DLJ Growth Capital, Inc.
Attn:  George Varughese
11 Madison Avenue
16th Floor
New York, NY 10010

With a copy to:
DLJ Merchant Banking Partners
11 Madison Avenue
16th Floor
New York, NY 10010
Attention:  Ivy Dodes
(F)  212/325-8256
and
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Attention:  Nancy L. Sanborn
(F)  212/450-3800
--------------------------------------------------------------------------------
Dunn, Noel                                                              2,500
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601
--------------------------------------------------------------------------------
Farmers Group, Inc.                                                   704,960
4680 Wilshire Blvd.
Los Angeles, CA 90010
Attention:  Laszlo G. Heredy,
laszlo.heredy@farmersinsurance.com
--------------------------------------------------------------------------------
First Plaza Group Trust                                               170,388
c/o General Motors Asset Management
767 Fifth Avenue
New York, NY 10153

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Fred L. Turner Trust                                                    5,000
1570 Woodvale
Deerfield, IL 60015
(T) 847/945-1706

--------------------------------------------------------------------------------
GM Capital Partners I, L.P.                                           229,612
c/o General Motors Asset Management
767 Fifth Avenue
New York, NY 10153
--------------------------------------------------------------------------------
Jannotta, Edgar D.                                                     10,000
c/o William Blair & Company, L.L.C.
222 West Adams Street
34th Floor
Chicago, IL 60606
--------------------------------------------------------------------------------
Kiphart, Richard                                                       10,000
c/o William Blair & Company, L.L.C.
222 West Adams Street
34th Floor
Chicago, IL 60606
--------------------------------------------------------------------------------
Knight, Lester B.                                                       2,500
c/o RoundTable Healthcare Partners
272 East Deerpath Road, Suite 350
Lake Forest, IL 60045
--------------------------------------------------------------------------------
LeStrange, Kenneth J.                                                 238,818
c/o Endurance Specialty Insurance Ltd.
kenneth_lestrange@aon.com
Ken.LeStrange@EnduranceBermuda.com
--------------------------------------------------------------------------------
London General Insurance Company                                       31,299
Combined House
15 Wheatfield Way
Kingston-Upon-Thames
Surrey KT1 2PQ
United Kingdom
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
LY-Endurance, LLC                                                     500,000
c/o Lightyear Capital
51 West 52nd Street
23rd Floor
New York, NY 10019
Attention: William J. Takeuchi
wtakeuchi@lycap.com
--------------------------------------------------------------------------------
McKenna, Andrew J.                                                      5,000
Chairman
Schwarz
8338 Austin Avenue
Morton Grove, IL 60053
--------------------------------------------------------------------------------
Metro Center Investment Pte Ltd.                                      500,000
255 Shoreline Drive
Suite 600
Redwood City, CA 94065
Attention: Brett Fisher (Director)
brettfisher@gic.com.sg
--------------------------------------------------------------------------------
MLL Investments LLC                                                    50,000
2115 Linwood Avenue
Suite 110
Fort Lee, NJ 07024
Attention: William Mack
--------------------------------------------------------------------------------
Perkins, Donald S.                                                      1,000
969 Hill Road
Winnetka, IL 60093
--------------------------------------------------------------------------------
Perry European Fund, L.P.                                              35,340
599 Lexington Avenue
New York, NY 10022
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Perry European Fund, Ltd.                                             164,660
c/o CITCO Fund Services
Corporate Center
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands
--------------------------------------------------------------------------------
Perry Partners International, Inc.                                    564,800
c/o CITCO Fund Services
Corporate Center
West Bay Road
P.O. Box 31106 SMB
Grand Cayman, Cayman Islands
--------------------------------------------------------------------------------
Perry Partners, L.P.                                                  235,200
599 Lexington Avenue
New York, NY 10022
--------------------------------------------------------------------------------
PGR Holding, LLC                                                      150,000
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601
--------------------------------------------------------------------------------
Putnam Investments Employees' Securities Company I LLC                 10,915
One Post Office Square
Boston, MA 02109
--------------------------------------------------------------------------------
Putnam Investments Employees' Securities Company II LLC                 9,747
One Post Office Square
Boston, MA 02109
--------------------------------------------------------------------------------
Putnam Investments Holdings, LLC                                       12,700
One Post Office Square
Boston, MA 02109
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Reservoir Capital Master Fund, L.P.                                    35,975
650 Madison Avenue
26th Floor
New York, NY 10022
Attention: Josh Paulson
jpaulson@reservoircap.com
--------------------------------------------------------------------------------
Reservoir Capital Partners, L.P.                                      214,025
650 Madison Avenue
26th Floor
New York, NY 10022
Attention: Josh Paulson
jpaulson@reservoircap.com
--------------------------------------------------------------------------------
Resource Life Insurance Company                                        40,825
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner
--------------------------------------------------------------------------------
Richard C. Notebaert 1998 Trust                                        10,000
c/o Richard C. Notebaert
Tellabs, Inc.
One Tellabs Center
1415 W. Diehl Road
Naperville, IL 60563
--------------------------------------------------------------------------------
Ryan, Patrick G. Jr.                                                   10,000
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601
--------------------------------------------------------------------------------
Ryan, Robert J.W.                                                      10,000
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Schultz, Paul T.                                                        500
c/o Aon Corporation
200 East Randolph Street
Chicago, IL 60601
--------------------------------------------------------------------------------
Services Financiers CDPQ Inc.                                         150,000
1981 McGill College Avenue, 3rd Floor
Montreal, Quebec H3A 3C7
Canada
--------------------------------------------------------------------------------
SIRRAH Associates Limited Partnership                                  10,000
c/o J. Ira Harris
P.O. Box 50401
Henderson, Nevada 89016
--------------------------------------------------------------------------------
State Street Bank and Trust Company, not personally, but solely        3,236
as Trustee under the 1997 Thomas H. Lee Nominee Trust
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
Sterling Life Insurance Company                                        27,217
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner
--------------------------------------------------------------------------------
Teachers Insurance & Annuities Association of America                 150,000
730 3rd Avenue
New York, NY 10017
Attention: Shelly Zoler
szoler@tiaa-cref.org
--------------------------------------------------------------------------------
The Corbett M.W. Ryan Living Trust dated July 13, 2001                 10,000
c/o Ryan Enterprises Group, LLC
200 East Randolph Street
19th Floor
Chicago, IL 60601
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
Thomas H. Lee (Alternative) Cayman Fund V, L.P.                        22,404
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands
--------------------------------------------------------------------------------
Thomas H. Lee (Alternative) Fund V, L.P.                             1,625,937
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands
--------------------------------------------------------------------------------
Thomas H. Lee (Alternative) Parallel Fund V, L.P.                     421,865
Walkers
Walkers House
Mary Street
P.O. Box 256GT
George Town, Grand Cayman
Cayman Islands
--------------------------------------------------------------------------------
Thomas H. Lee Investors Limited Partnership                            2,605
75 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
TPG Dutch Parallel III, C.V.                                           33,735
301 Commerce Street
Suite 3300
Fort Worth, TX 76102
--------------------------------------------------------------------------------
TPG Endurance Investments (Cayman), L.P.                              164,805
301 Commerce Street
Suite 3300
Fort Worth, TX 76102
--------------------------------------------------------------------------------

                                                                     NUMBER OF
                                                                    REGISTRABLE
     NAMES AND ADDRESSES OF HOLDERS OF REGISTRABLE SECURITIES        SECURITIES
--------------------------------------------------------------------------------
TPG Endurance Partners (Cayman), L.P.                                1,910,869
301 Commerce Street
Suite 3300
Fort Worth, TX 76102
--------------------------------------------------------------------------------
Virginia Surety Company, Inc.                                        2,381,479
200 East Randolph Street
Chicago, Illinois 60601
Attention:  Jerome Hanner
--------------------------------------------------------------------------------